MASSMUTUAL PREMIER FUNDS

Supplement dated December 23, 2005 to the

Statement of Additional Information dated March 1, 2005, Revised as of March 18, 2005

This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information.

The following information replaces the information found on page 26 in the section titled Disclosure of Portfolio Holdings:

The Trustees of the Funds, including a majority of directors who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made to the Funds’ adviser, sub-advisers, or any of their affiliates who provide services to the Funds. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a confidentiality agreement as described below. Any such exceptions must be reported to the Funds’ Board of Trustees at its next regularly scheduled meeting.

MassMutual and the Funds’ sub-advisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that MassMutual’s and the sub-advisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, the Funds’ Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/retire no earlier than 30 days after the end of each of these respective months. In addition, each Fund’s top ten holdings are made available in quarterly reports and on http://www.massmutual.com/retire as soon as possible after each calendar quarter-end.

Other Disclosures

To the extent permitted under applicable law, MassMutual and the Funds’ sub-advisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided above on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the Funds. These service providers include the Funds’ custodian and sub-administrator (Investors Bank & Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ sub-advisers, and any pricing services employed by the Funds. The Funds may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that MassMutual or the relevant sub-adviser believes is reasonably necessary in connection with the services provided by the service provider receiving the information.

The information for Steven A. Kandarian found on page 31 under the heading “Disinterested Trustees” in the section titled Management of the Trust is hereby deleted.

The information for Susan A. Alfano found on page 32 under the heading “Interested Trustees” in the section titled Management of the Trust is hereby deleted.

The following information supplements the information found on pages 32 and 33 under the heading “Principal Officers” in the section titled Management of the Trust:

Kristin Bushard 1295 State Street Springfield, MA 01111 Age: 38 Officer since 2005 Officer of 59 portfolios in fund complex	Vice President of the Trust

Managing Director (since 2003), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund (open-end investment company); Vice President (since 2005), MML Series Investment Fund II.

The following information supplements the information found in Appendix B — Proxy Voting Policies:

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission’s website at http://www.sec.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000-05-1